UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.               )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

FPL Group, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

To be sent to certain beneficial owners:

Dear FPL Group, Inc. Shareholder:

We have previously sent you proxy materials for the Annual Meeting of Shareholders of FPL Group, Inc., to be held on May 25, 2007. Your FPL Group, Inc. shares are registered in the name of your broker as the holder of record.

YOUR SHARES CANNOT BE VOTED ON CERTAIN PROPOSALS UNLESS YOU GIVE YOUR SPECIFIC VOTING INSTRUCTIONS!

Please forward your voting instructions as soon as possible using one of the following methods:

Available 24 Hours a Day - 7 Days a Week
Vote by Telephone	Vote by Internet

Using a touch-tone telephone, call the toll-free number which appears on the enclosed Voting Instruction Form.	Go to website: WWW.PROXYVOTE.COM
Just follow these four easy steps:		Just follow these four easy steps:

1.	Read the FPL Group, Inc. 2007 Proxy Statement (previously sent to you) and the enclosed Voting Instruction Form.	1.	Read the FPL Group, Inc. 2007 Proxy Statement (previously sent to you) and the enclosed Voting Instruction Form.
2.	Call the toll-free number located on your Voting Instruction Form.	2.	Go to the website www.proxyvote.com.
3.	Enter your 12-digit Control Number located on your Voting Instruction Form.	3.	Enter your 12-digit Control Number located on your Voting Instruction Form.
4.	Follow the simple recorded instructions.	4.	Follow the simple instructions.

If you vote by telephone or Internet, do not return your Voting Instruction Form. Thank you for your vote!

To be sent to certain registered shareholders:

To FPL Group, Inc. registered shareholders:

Computershare Investor Services, LLC is the transfer agent for FPL Group, Inc. ("FPL Group"). On behalf of FPL Group we recently sent you FPL Group's proxy statement for its 2007 Annual Meeting of Shareholders, as well as FPL Group's 2006 Annual Report and a proxy card. On April 27, 2007 we discovered that we had made a mistake and sent record holders the form of proxy card relevant to employees who participate in FPL Group's employee retirement savings plans instead of the correct Annual Meeting Proxy Card.

IF YOU HAVE ALREADY RETURNED YOUR SIGNED PROXY CARD, PLEASE READ PARAGRAPH A, BELOW.

IF YOU HAVE NOT YET SUBMITTED YOUR PROXY, PLEASE READ PARAGRAPH B, BELOW.

IF YOU HAVE ALREADY SUBMITTED YOUR PROXY BY TELEPHONE OR INTERNET, NO FURTHER ACTION IS NEEDED.

A) IF YOU HAVE ALREADY RETURNED YOUR SIGNED PROXY CARD

PLEASE TAKE ONE OF THE FOLLOWING ACTIONS:

  COMPLETE, SIGN AND SUBMIT THE ENCLOSED PROXY CARD. A RETURN ENVELOPE IS PROVIDED FOR YOUR CONVENIENCE; or
  Submit your proxy by Internet or telephone, as described on the back of the proxy card.

B) IF YOU HAVE NOT YET SUBMITTED YOUR PROXY

PLEASE TAKE ONE OF THE FOLLOWING ACTIONS:

  If you would like to submit your proxy by mail, please complete, sign and submit the ENCLOSED PROXY CARD. Please do not use the card you originally received. A return envelope is provided for your convenience.
  Submit your proxy by Internet or telephone, as described on the back of the proxy card.

Remember, you can submit your proxy by Internet or phone even if you previously mailed your proxy card.

We are not enclosing a proxy statement or annual report, since those were previously sent to you.

Computershare Investor Services sincerely apologizes for this error and regrets any inconvenience we may have caused you.